Exhibit 10.7


                  DEED OF HYPOTHEC AND ISSUE OF MORTGAGE BONDS

ON THE Twentieth (20th) day of May two thousand and five (2005)

B E F O R E Mtre Charlotte Pinsonnault, the undersigned notary for the Province of Quebec, practising at the City of Montreal.

APPEARED:           BANK OF AMERICA, NATIONAL ASSOCIATION, having a place of
                    business at 200 Front Street, Suite 2700, in the City of
                    Toronto, Province of Ontario, M5V 3L2, acting as fonde de pouvoir pursuant to Article 2692 of the Civil Code of Quebec, herein acting and represented by Daniel Gendron, itsrepresentative, duly authorized for the purposes hereof as he so declares.

                                                               OF THE FIRST PART

AND: AMERICAN BILTRITE (CANADA) LTD., a corporation existing under the laws of Canada, having its head office at 200 Bank Street, in the City of Sherbrooke, Province of Quebec, J1H 4K3, herein acting and represented by Marc-Alexandre Poirier, its representative, duly authorized for the purposes hereof pursuant to a resolution of its board of directors dated May 11, 2005, a certified copy of which is annexed hereto after having been acknowledged as true and signed for identification by the said representative with and in the presence of the undersigned notary.

                                                              OF THE SECOND PART

WHICH PARTIES DECLARED AS FOLLOWS:

            WHEREAS the Grantor has, under its governing law and constating documents, the power to issue, re-issue, sell or pledge debt obligations of the Grantor and to mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the Grantor, now owned or subsequently acquired, to secure any obligation of the Grantor, and is duly authorized to create and issue Bonds as hereinafter provided and to secure the same as provided for by this Deed;
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            WHEREAS the Grantor wishes to create, issue and secure Bonds in the manner hereinafter set forth;

            WHEREAS all necessary corporate proceedings and resolutions have been duly taken and passed by the Grantor and all other actions have been taken by the Grantor to authorize the execution of this Deed and the issue and securing of the Bonds in conformity therewith;

            WHEREAS the foregoing recitals are made as representations and statements of fact by the Grantor and not by the Attorney;

            NOW, THEREFORE, THE PARTIES HERETO HAVE AGREED AS FOLLOWS:

1.    INTERPRETATION

1.1 The capitalized words and expressions used in this Deed or in any agreement, document or instrument supplemental or ancillary hereto, unless otherwise defined herein or unless there be something in the subject or the context inconsistent therewith, shall have the meanings ascribed to them in the Credit Agreement.

1.2 The following words and phrases, wherever used in this Deed or in any agreement, document or instrument supplemental or ancillary hereto shall, unless there be something in the subject or the context inconsistent therewith, have the following meanings:

      1.2.1 "Attorney": means Bank of America, National Association, in its capacity as fonde de pouvoir under Article 2692 of the Civil Code of Quebec, duly appointed pursuant to the Credit Agreement and Section 2 hereof and its successors and assigns in the powers and duties created hereunder;

      1.2.2 "Bondholders" or "holders": means the Persons for the time being entered in the registers hereinafter mentioned as holders of the Bonds;

      1.2.3 "Bondholders' Instrument": means an instrument signed in one or more counterparts by the Required Lenders or the Canadian Agent on their behalf;
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      1.2.4 "Bonds": means the bonds to be issued hereunder and for the time being outstanding hereunder;

      1.2.5 "Canadian Agent": means Bank of America, National Association, in its capacity as Canadian Agent for the Canadian Lenders under the Credit Agreement, and any successor Canadian Agent appointed in accordance with the Credit Agreement;

      1.2.6 "Canadian Dollars" or "Cdn $": means the legal currency of Canada;

      1.2.7 "certificate of the Grantor", "order of the Grantor", "notice of the Grantor" and "request of the Grantor": mean respectively a written certificate, order, notice and request signed in the name of the Grantor by any officer, director or any other authorized representative of the Grantor;

      1.2.8 "Charged Property": means all movable property of the Grantor, corporeal and incorporeal, present and future, subjected or intended to be subjected to the hypothecs and security interests created or intended to be created herein;

      1.2.9 "Claims": shall have the meaning ascribed to it in Section 8.1;

      1.2.10 "Counsel" or "counsel": mean a barrister, solicitor, attorney or lawyer or firm of barristers, solicitors, attorneys or lawyers acceptable to the Attorney;

      1.2.11 "Credit Agreement" means the Amended and Restated Credit Agreement dated as of May 20, 2005 by and among American Biltrite Inc., K&M Associates L.P. and the Grantor, as borrowers, Fleet National Bank, as Domestic Lender and Domestic Agent, and Bank of America, National Association, as Canadian Lender and Canadian Agent, and the Persons who are, and from time to time become, parties thereto as Lender, as amended, restated or replaced from time to time;

      1.2.12 "Event of Default": shall have the meaning ascribed to it in
            Section 11.1 hereof;

      1.2.13 "Grantor": means American Biltrite (Canada) Ltd., a corporation existing under the laws of Canada, and its successors and assigns, including, without limitation, any Person resulting from the amalgamation of the Grantor with any other Person;
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      1.2.14 "Hypothec": means each of the hypothecs and security interests granted in Section 4 hereof;

      1.2.15 "Property in Stock": shall have the meaning ascribed to it in
            Section 4.1 hereof;

      1.2.16 "Secured Obligations": shall have the meaning ascribed to it in
            Section 7 hereof;

      1.2.17 "Securities": shall have the meaning ascribed to it in Section 4.3 hereof;

      1.2.18 "this Deed", "these presents", "herein", "hereby", "hereof", "hereunder" and similar expressions mean or refer to this Deed and to any deed, notice or document supplemental or complementary hereto, including any and every deed of hypothec, application for registration, financing statement or other instrument or charge which is supplementary or ancillary hereto or in implementation hereof, and the expression "Section" followed by a number means and refers to the specified section of this Deed.

1.3 Words importing the singular only shall include the plural and vice-versa; words importing the masculine gender shall include the feminine gender; and words importing individuals shall include firms, partnerships and corporations, and vice versa.

1.4 The division of this Deed into Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

1.5 All references to dollar amounts herein are, unless expressly otherwise provided, expressed in terms of the lawful currency of Canada.

2.    APPOINTMENT OF THE FONDE DE POUVOIR

2.1   Appointment of the Fonde de Pouvoir

      The Grantor hereby appoints by these presents Bank of America, National Association, to act as fonde de pouvoir of the Bondholders, as contemplated by article 2692 of the Civil Code of Quebec, to take, receive, and hold on behalf of, and for the benefit of, each of the
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      Bondholders, all rights, hypothecs and security interests created hereby as continuing security for the payment of the Bonds from time to time issued and outstanding hereunder, and to exercise any and all powers and rights and to perform any and all duties conferred upon it hereunder or by a Bondholders' Instrument.

2.2   Acceptance of Appointment

      Bank of America, National Association, hereby accepts its appointment as fonde de pouvoir and agrees to take, receive and hold the rights, hypothecs and security interests created hereby and to exercise any and all powers and rights and to perform any and all duties conferred upon it hereunder or by a Bondholders' Instrument, all as provided in Section 2.1.

2.3   Subsequent Holders of Bonds

      Any Person who becomes a Bondholder shall benefit from the provisions hereof and the appointment of the Attorney as fonde de pouvoir of the Bondholders and, upon becoming a Bondholder, irrevocably authorizes the Attorney to perform such function. Each holder of a Bond, by its acceptance thereof (a) acknowledges that the first issue of a Bond has been or may be purchased from the Grantor by the Attorney, by underwriting, purchase, subscription or otherwise, and (b) waives any right it may have under Section 32 of An Act Respecting the Special Powers of Legal Persons (Quebec).

3.    CHARACTERISTICS AND ISSUE OF BONDS

3.1   Limit of Issue; Series

      The Bonds which are authorized to be at any one time outstanding hereunder and entitled to the security hereof are limited to the aggregate principal amount of twenty-eight million eight hundred thousand Dollars ($28,800,000).

      The Bonds may be designated generally as "25% Mortgage Demand Bonds" and may be referred to as the "Bonds". The Bonds shall be payable on demand; the principal amount from time to time outstanding on the Bonds shall bear interest from the date of issue of the respective Bond at the rate of twenty-five percent (25%) per annum, both before and after demand, maturity and judgment, payable on demand; and the Bonds shall be fully registered Bonds. The Bonds issuable hereunder may consist of Bonds having
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      different dates of issue; may consist of Bonds of different denominations;
      and may contain such variation of tenor and effect as are incidental to such differences of denomination and form, including variations in the provisions for exchange of Bonds of different forms and denominations. The Bonds shall be numbered in any manner prescribed by the Grantor with the approval of the Attorney.

      All of the Bonds shall rank pari pasu and without preference or priority one over another on maturity or realization of the security created hereby, notwithstanding the date of their issue or the date of their certification by the Attorney.

3.2   Conditions Precedent to Issue of Bonds

      Bonds in the aggregate principal amount referred to in Section 3.1 hereof may forthwith and from time to time be executed by the Grantor and certified and delivered by the Attorney to or to the order of the Grantor upon receipt by or deposit with the Attorney of a written order or orders of the Grantor for the certification and delivery of Bonds, naming the Person or Persons to whom such Bonds are to be delivered.

3.3   Form and Signature of Bonds

      3.3.1 The Bonds shall be substantially in the form set out in Section 17 hereof, with such variations and additions as may be approved by the Attorney. The Attorney has the power to annotate any Bond in order to make the reference thereon to any supplement to or modification of these presents. Such annotation shall be binding upon the Grantor and the Bondholders as if forming part of the Bond's original wording.

      3.3.2 The Bonds shall be issued as fully registered Bonds in the denominations of $1,000 and multiples of $1,000.

      3.3.3 The Bonds shall be signed by any officer or director of the Grantor or any other person designated by a resolution of the directors of the Grantor.

3.4   Certification of the Bonds

      No Bonds shall be issued or, if issued, shall be obligatory, or shall entitle the holder to the benefits of this Deed, until it has been certified by or on behalf of the Attorney substantially in the form set out in Section 17 hereof, with such variations and additions as may be
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      approved by the Attorney. Such certificate on any Bond shall be conclusive evidence that such Bond is duly issued and is a valid obligation of the Grantor. The certificate of the Attorney signed on the Bonds shall not be construed as a representation or warranty by the Attorney as to the validity or security of this Deed or of the Bonds or their issuance and the Attorney shall in no respect be liable or answerable for the use made of said Bonds or any of them or the proceeds thereof. The certificate of the Attorney signed on the Bonds shall, however, be a representation and warranty by the Attorney that such Bonds have been duly certified by or on behalf of the Attorney pursuant to the provisions of this Deed.

3.5   Registration of Bonds

      The Attorney shall keep at the principal office of the Attorney in the City of Montreal or in such other place as the Attorney with the approval of the Grantor may designate, a register in which shall be entered the names and addresses of the holders of Bonds and particulars of the Bonds held by them respectively and of all transfers of Bonds. No transfer of Bond shall be valid unless made on the register by the registered holder or his executors or administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Attorney, upon compliance with such requirements as the Attorney may prescribe; and such transfer shall have been duly noted on such Bonds and on the register by the Attorney.

      The Person in whose name any Bond shall be registered in the appropriate register shall be deemed to be the owner thereof for all purposes.

      The register referred to in this Section shall at all reasonable times be open for inspection by the Grantor, by the Attorney and by any Bondholder.

      The holder of a Bond may at any time and from time to time have such Bond transferred in accordance with this Deed at the place at which a register is kept pursuant to the provisions of this Section, in accordance with such reasonable regulations as the Attorney may prescribe.

      The Attorney and/or the Grantor shall not be charged with notice of or be bound to see to the execution of any trust, whether express, implied or constructive, in respect of any Bond and may transfer in accordance with
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      this Deed any Bond on the direction of the holder thereof, whether named as trustee or otherwise, as though that Person were the owner thereof.

      The Attorney shall, when requested so to do by the Grantor or any Bondholder, furnish the Grantor or such Bondholder, as the case may be, with a list of the names and addresses of the holders of Bonds showing the principal amounts and serial numbers of such Bonds held by each holder.

3.6   Persons entitled to Payment

      Payment of or on account of the principal of any Bonds shall be made only to or upon the order in writing of the Person in whose name such Bonds shall be registered and such payment shall be a good and sufficient discharge to the Attorney and to the Grantor for the amounts so paid.

      Where Bonds are registered in more than one name, the principal moneys and interest from time to time payable in respect thereof may be paid by cheque or warrant payable to the order of all such holders, failing written instructions from them to the contrary, and such payment shall be a valid discharge to the Attorney for the amounts so paid and to the Grantor.

      The holder for the time being of any Bond shall be entitled to the principal moneys and interest evidenced by such Bond, free from all rights of set-off, compensation or counter-claim between the Grantor and the original or any intermediate holder thereof and all Persons may act accordingly and a transferee of a Bond shall, after the appropriate form of transfer is lodged with the Attorney and upon compliance with all other conditions in that behalf required by this Deed or by any conditions contained in such Bond or by law, be entitled to be entered on the register as the owner of such Bond free from all rights of set-off, compensation or counter-claim between the Grantor and its transferor or any previous holder thereof, save as otherwise expressly provided in this Deed.

3.7   Evidence of Ownership

      The Grantor and the Attorney may treat the registered holder of any Bonds as the owner thereof without actual production of such Bond for the purpose of any request, requisition, direction, consent, instrument or other document.
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3.8   Meaning of "outstanding" and Cancellation of Bonds

      Every Bond certified and delivered by the Attorney hereunder shall be deemed to be outstanding until it shall be cancelled or delivered to the Attorney for cancellation, provided that where a new Bond has been issued in substitution for a Bond which has been mutilated, lost, stolen or destroyed, only such new Bond shall be counted for the purpose of determining the aggregate principal amount of Bonds or series of Bonds outstanding.

      The Attorney shall note on the face of all Bonds that have been cancelled that such Bonds have been cancelled.

3.9   Mutilation, Loss, Theft or Destruction of Bonds

      In case any of the Bonds shall become mutilated or be lost, stolen or destroyed, the Grantor, in its discretion, may issue, and thereupon the Attorney shall certify and deliver, a new Bond upon surrender and cancellation of the mutilated Bond, or in the case of a lost, stolen or destroyed Bond, in lieu of and in substitution for the same, and the substituted Bond shall be in a form approved by the Attorney and shall be entitled to the benefits of this Deed equally with all other Bonds without preference or priority one over another. In case of loss, theft or destruction, the applicant for a substituted Bond shall furnish the Grantor and the Attorney such evidence of such loss, theft or destruction as shall be satisfactory to them in their discretion, and shall also furnish indemnity satisfactory to them in their discretion and shall pay all reasonable expenses incidental to the issuance of such substituted Bond.

3.10  Exchanges of Bonds; Stamp Taxes

      Bonds of any denomination may be exchanged for Bonds of any other authorized denomination or denominations, any such exchange to be for Bonds of an equivalent aggregate principal amount remaining outstanding. Exchanges of Bonds may be made at the offices of the Attorney where registers are maintained for the Bonds pursuant to the provisions of this Deed.

      Except as herein otherwise provided, in every case of exchange of Bonds of any denomination or form for other Bonds and for any transfer of Bonds, the Attorney may make a sufficient charge to reimburse it for any stamp tax or other governmental charge required to be paid, and in addition a reasonable charge for its services for each Bond exchanged or transferred and a reasonable charge for every Bond issued upon such exchange or
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      transfer, and payment of the said charges shall be made by the party requesting such exchange or transfer as a condition precedent thereto.

3.11  Place of Payment

      The principal of all Bonds, interest thereon and all payments which may become payable at any time thereon, whether at maturity or otherwise, shall be payable to the respective registered holders thereof at the office of the Attorney in the City of Montreal or at such address as may be mentioned in the Bonds, without any presentment of such Bonds and without the necessity of any notation of any payment being made thereon.

3.12  Pledge of Bonds

      All or any of the Bonds issued hereunder may be pledged, hypothecated or charged from time to time by the Grantor to secure any obligations of the Grantor or any other Person and, when such Bonds are redelivered to the Grantor upon payment or satisfaction of such indebtedness or obligations, such Bonds shall be cancelled.

4.    HYPOTHEC: DESCRIPTION OF CHARGED PROPERTY

The Grantor hereby hypothecates in favour of the Attorney the universality of all of its movable property, corporeal and incorporeal, present and future, of any nature whatsoever and wheresoever situated, the whole including, without limitation, the following universalities of present and future property:

4.1   Property in Stock

      All property in stock or inventory of any nature and kind of the Grantor, whether in its possession, in transit or held on its behalf, including raw materials or other materials, goods manufactured or transformed, or in the process of being so, by the Grantor or by others, packaging materials, property evidenced by bills of lading, animals, mineral substances, hydrocarbons and other products of the soil as well as all fruits thereof, from the time of their extraction (hereinafter the "Property in Stock").

      The Property in Stock held by third parties pursuant to a lease agreement, a leasing contract, a franchise or license agreement or any other agreement entered into with the Grantor or on its behalf, is also subject to this Hypothec.

      Property having formed part of the Property in Stock which has been alienated by the Grantor in favour of a third person but in respect of which the Grantor has retained title pursuant to a reservation of ownership provision, shall remain charged by the Hypothec until title is transferred, any Property in Stock the ownership of which reverts to the Grantor pursuant to the resolution or resiliation of any agreement is also subject to the Hypothec.
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4.2   Claims, Book Debts and Other Movable Property

      4.2.1 Claims, Receivables and Book Debts

            All of the Grantor's claims, debts, demands and choses in action, whatever their cause or nature, whether or not they are certain, liquid or exigible; whether or not evidenced by any title (and whether or not such title is negotiable), bill of exchange or draft, whether litigious or not, whether or not they have been previously or are to be invoiced and whether or not they constitute book debts. Hypothecated claims shall include: (i) indemnities payable to the Grantor under any contract of liability insurance, insurance of persons or subject to the rights of creditors holding hypothecs or security interests on the insured property, (ii) the sums owing to the Grantor in connection with interest or currency exchange contracts and other treasury or hedging instruments, management of risks instruments or derivative products existing in favour of the Grantor, and (iii) the Grantor's rights in the credit balance of accounts held for its benefit either by the Canadian Agent (subject to the Canadian Agent's compensation rights) or by any financial institution or any other Person.

      4.2.2 Rights of Action

            The Grantor's rights under contract with third parties as well as the Grantor's rights of action and claims against third persons.

      4.2.3 Accessories

            All the securities, security agreements, guarantees, suretyships, notes and accessories to the claims and rights mentioned above and other rights relating thereto (including, without limitation, the rights of the Grantor in its capacity as seller under an instalment
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            sale or a conditional sale, where the claims are the result of such sale).

      4.2.4 Movable Property

            All movable property owned by the Grantor and covered by the instalment or conditional sales mentioned in paragraph 4.2.3 hereof.

            A right or a claim shall not be excluded from the Charged Property by reason of the fact that (i) the debtor thereof is domiciled outside the Province of Quebec, or (ii) the debtor thereof is an affiliate of the Grantor (regardless of the law of the jurisdiction of its incorporation), or (iii) such right or claim is not related to the operation of the Grantor, or (iv) such right or claim is not related to the ordinary course of business of the Grantor.

4.3   Securities

      All securities (including shares, debentures, units, bonds, obligations, rights, options, warrants, debt securities, investment certificates, units in mutual funds) held by the Grantor or on its behalf, as well as all those which are delivered by the Grantor to the Attorney or to a third party on its behalf from time to time (collectively, the "Securities").

4.4   Equipment and Road Vehicles

      All the equipment, office furniture, tools, machinery, rolling stock (including road vehicles), spare parts and additions of the Grantor.

4.5   Trade Marks and Other Intellectual Property Rights

      All of the Grantor's rights in any trade mark, copyright, industrial design, patent, invention, trade secret, know-how, plant breeders' right, topography of integrated circuits and in any other intellectual property right (registered or not) including, if any, improvements and modifications thereto as well as rights in any action pertaining to the protection, in Canada or abroad, of any such intellectual property rights.

4.6   Fruits and Revenues

      All fruits and revenues emanating from the above Charged Property, including, without limitation, equipment, negotiable instruments, bills, commercial paper, securities, monies, compensation for expropriation given
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      or paid following a sale, repurchase, distribution or any other operation concerning any property hereby charged in favour of the Attorney or which has been charged under any other deed.

4.7   Records and Others

      All records, data, vouchers, invoices and other documents related to the Charged Property including, without limitation, computer programs, disks, tapes and other means of electronic communications, as well as the rights of the Grantor to recover such property from third parties, receipts, client lists, directories and other similar property.

      Where, under the terms of any of the above paragraphs, the Hypothec charges a universality of property, all property which is acquired, transformed or manufactured after the date of this Deed shall be charged by the Hypothec, whether or not such property has been acquired in replacement of other Charged Property which may have been alienated by the Grantor in the ordinary course of business, whether or not such property results from a transformation, mixture or combination of any Charged Property, and, in the case of Securities, whether or not they have been issued pursuant to the purchase, redemption, conversion or cancellation or any other transformation of the charged Securities and without the Attorney being required to register or re-register any notice whatsoever, the object of the Hypothec being a universality of present and future property.

4.8   Security Interest

      To the extent that the creation of security over the Charged Property is not governed by the laws of the Province of Quebec, the Grantor hereby charges, assigns and mortgages in favour of the Attorney, and creates a security interest in favour of the Attorney in the Charged Property.

The hypothecs and security interests which are granted in this Deed constitute a pledge of such of the Charged Property which is delivered to or now in possession of the Attorney, as well as a pledge of any of the Charged Property which may in the future be delivered to or held by the Attorney.
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5.    restricted assets

If any of the Charged Property may not be hypothecated, assigned, transferred, subleased, charged or encumbered without the consent or approval of another person (all such property collectively, the "Restricted Assets"), then the Hypothec granted hereunder shall only apply to such Restricted Assets upon such consent or approval being obtained. Subject to the foregoing proviso, the Grantor shall be deemed to hold such Restricted Assets and all of the right, title and interest of the Grantor in and to such Restricted Assets, together with all benefits, advantages and obligations to be derived therefrom, until such necessary consent or approval is obtained or until such time as such consent or approval is no longer required, whichever is earlier, at which time such Restricted Assets shall be automatically hypothecated in favour of the Attorney in accordance with the terms hereof.

6.    AMOUNT OF THE HYPOTHEC

The amount for which the Hypothec is granted is a principal amount of twenty-eight million eight hundred thousand Dollars ($28,800,000), with interest thereon from the date of this Deed at the rate of twenty-five percent (25%) per annum.

7.    SECURED OBLIGATIONS

The Hypothec is granted to secure the due payment of the principal of the Bonds and all interest thereon, together with the payment of all sums due or to become due by the Grantor under or pursuant to this Deed and the due performance and observance by the Grantor of all obligations provided for under or pursuant to this Deed, including all fees and expenses incurred by or on behalf of the Attorney in the exercise of its rights and powers hereunder (collectively, the "Secured Obligations").

Any future obligation hereby secured shall be deemed to be one in respect of which the Grantor has once again obligated itself hereunder according to the provisions of article 2797 of the Civil Code of Quebec.

8.    ADDITIONAL PROVISIONS TO THE HYPOTHEC ON CLAIMS

8.1   Collection

      If the Attorney withdraws the authorization to collect in accordance with
      Section 8.2, (i) it may collect all claims forming part of the Charged Property (the "Claims") in accordance with what is provided for by law,

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      and (ii) it may further exercise any rights regarding such Claims and, more particularly, it may grant or refuse any consent which may be required from the Grantor in its capacity as owner of such Claims, and shall not, in the exercise of such right, be required to obtain the consent of the Grantor or serve the Grantor any notice thereof, nor shall it be under any obligation to establish that the Grantor has refused or neglected to exercise such rights, grant delays, take or abandon any security, transact with debtors of the Claims, make compromises, grant releases and may generally deal at its discretion with matters concerning all Claims without the intervention or consent of the Grantor.

8.2   Authorization to Collect

      The Attorney hereby authorizes the Grantor to collect the Claims. Such authorization may be withdrawn at any time by the Attorney after the occurrence of an Event of Default that is continuing and has not been waived, with respect to all or any part of the Claims, and the Attorney may effect such collection and shall then be entitled to any of the rights referred to in Section 8.1 above; in such event, the Grantor shall remit to the Attorney all records, books, invoices, bills, contracts, titles, papers and other documents related to the Claims. If, after such authorization is withdrawn (and even if such withdrawal is not yet registered or served upon the debtors of such claims), sums payable under such claims and property are paid to the Grantor, it shall receive same for the benefit of and as mandatary of the Attorney, shall hold them as mandatary and segregated from its other moneys and shall remit same to the Attorney promptly without the necessity of any demand to this effect.

9.    ADDITIONAL PROVISIONS TO THE HYPOTHEC ON SECURITIES

The Attorney may, at any time after the occurrence of an Event of Default that is continuing and has not been waived, if it deems it useful to protect its rights in and to the Securities hypothecated hereunder, have any of the Securities registered in its own name or that of a third party in order that the Attorney or its nominee(s) may appear as the sole registered holder of such Securities. In addition, after the occurrence of an Event of Default that is continuing and has not been waived:

9.1 all voting rights and any other rights attached to such Securities shall be exercised by the Attorney, without any obligation of the Attorney to do so, or on its behalf;

9.2 the Attorney shall collect revenues, dividends and capital distributions and the Grantor shall cease to have any right therein, and the Attorney may either hold such Securities as Charged Property or apply them in reduction of the Secured Obligations; 9.3 the Attorney may give the Grantor a proxy, revocable at any time, authorizing it to exercise, in whole or in part, all voting rights and any other rights attached to such Securities.

For the purpose of this Section 9, the Grantor hereby irrevocably appoints the Attorney or any officer or employee of the Attorney as its attorney with full power of substitution and authority to execute such documents necessary to render effective the rights granted to the Attorney pursuant to Section 9.

10.   COVENANTS

The Grantor hereby covenants with the Attorney for the benefit of the
Bondholders:

10.1 To pay principal and interest - to duly and punctually pay or cause to be paid when due the principal of the Bonds, premium, if any, and interest accrued thereon at the place, in the currencies and in the manner mentioned herein and in the Bonds;

10.2 Information - to provide the Attorney with any information with respect to the Charged Property as it may reasonably request in order to determine whether or not the Grantor complies with the provisions hereof. The Attorney shall maintain the confidentiality of all information it receives in accordance with usual requirements of banker/customer confidentiality;

10.3 Preservation of the Hypothec - to perform all acts and execute all deeds and documents (including notices of renewal) reasonably necessary to give full effect to the Hypothec and to ensure that it is at all times opposable to third parties, in accordance with the Credit Agreement;

10.4 Fees and Expenses - to pay when due all reasonable fees and charges of the Attorney; pay, or reimburse the Attorney, on demand, all reasonable costs and expenses (including legal fees and expenses) relating to this Deed, the preparation and execution of and registrations with respect to this Deed, the negotiation, preparation and execution of waivers, amendments, supplementary instruments and other variations of this Deed, the operation and interpretation of this Deed, the exercise or preservation of rights under this Deed and the enforcement and realization under this Deed, as well as all acquittance and release fees (such costs and expenses shall include all reasonable fees and expenses of consultants, agents or counsel retained by the Attorney); and to reimburse the Attorney on demand for all reasonable costs and expenses incurred by it for the purpose of carrying out the Grantor's obligations or of exercising its rights. All such fees, costs and expenses shall bear interest at an annual rate equal to the Base Rate from their due date, compounded monthly, with interest on overdue interest at the same rate; the repayment of such fees, costs and expenses shall be secured by the Hypothec;

10.5 Additional documents - to execute all deeds and documents and do all things which, in the opinion of the Attorney, are necessary or advisable for giving the Attorney valid and opposable first-ranking hypothecs and security interests in the Charged Property and in order that such security serves the purpose for which it has been granted and for conferring upon the Attorney, with respect to the Charged Property, all power and rights provided for by this Deed and by law;

10.6 Quiet possession - upon the occurrence of an Event of Default that is continuing and that has not been waived, to cause the Attorney to have quiet possession of the Charged Property free from all Liens, except those permitted under the Credit Agreement;

10.7 To Register - to register or cause to be registered without delay the Hypothec constituted hereby in every jurisdiction and in every office where the registration, filing or record thereof is required pursuant to the terms of the Credit Agreement;

10.8 Negative Pledge - to not enter into any agreement, instrument, deed or lease which prohibits or limits the ability of the Grantor to create, incur, assume or suffer to exist any Lien upon any of the Grantor's movable or immovable property, assets or revenues, whether now owned or hereinafter acquired or which require the grant of any collateral for such obligation if collateral is granted for another obligation except for such agreements, instruments, deeds or loans with respect to Liens permitted by
      Section 6.7.5, 6.7.6 and 6.7.7 of the Credit Agreement and except as set forth in the Credit Documents, the Note Purchase Agreement and the CIBC Credit Agreement.

10.9 Indemnity - at all times, to indemnify and hold harmless the Attorney from any loss, costs, charges, damages and expenses incurred or borne by the Attorney in the performance of its rights and duties hereunder or which may be claimed against the Attorney in relation thereto.

11.   EVENTS OF DEFAULT

11.1 The Grantor shall be in default hereunder and the Hypothec shall become enforceable upon the occurrence, without notice or other formality, of any one of the following events (each, an "Event of Default"):

      11.1.1 the occurrence of an "Event of Default" as defined in the Credit Agreement which is continuing; or

      11.1.2 the Grantor fails to pay, on demand, any principal of or interest on the Bonds.

12.   ATTORNEY'S rights IN CASE OF DEFAULT

12.1 In the event that the Hypothec shall have become enforceable, the Attorney shall, upon receipt of a Bondholders' Instrument, by notice in writing to the Grantor, demand payment of the principal of and interest on all Bonds then outstanding and other moneys secured hereby or owing by the Grantor hereunder, and the same shall forthwith be and become immediately due and payable by the Grantor to the Attorney, and the Grantor shall forthwith pay to the Attorney for the benefit of the Bondholders, all such principal, interest and other moneys. Any such payment then made by the Grantor shall be deemed to have been made in discharge of its obligations hereunder or under the Bonds, and any money so received by the Attorney shall be applied in the same manner as if they were proceeds of realization of the Charged Property.

12.2 In the event that the Hypothec shall have become enforceable and the Grantor shall have failed to pay the Attorney, on demand, the principal of and interest on all Bonds outstanding together with any other amounts secured hereby or owing by the Grantor hereunder, the Attorney may, to the extent permitted by law, upon receipt of a Bondholders' Instrument, proceed to realize the Hypothec and to exercise any right, recourse or remedy of the Attorney and of the Bondholders under this Deed or provided for by law, including, without limitation, any of the hypothecary rights and recourses provided for under the Civil Code of Quebec.

12.3 No holder of Bonds shall have any right to institute any action or proceeding or to exercise any other remedy authorized by this Deed or by law for the purpose of enforcing payment of principal or interest or of realizing any security, or by reason of jeopardy of security, or for the execution of any power hereunder other than in accordance with the terms hereof, unless a Bondholders' Instrument shall have been tendered to the Attorney and the Attorney shall have failed to act within a reasonable time thereafter. In such case, but not otherwise, any Bondholder acting on behalf of itself and of all other Bondholders shall be entitled to take proceedings such as the Attorney might have taken pursuant to a Bondholders' Instrument, for the equal benefit of all Bondholders.

12.4 After the occurrence of an Event of Default which is continuing and has not been waived, whichever hypothecary rights or recourses the Attorney may decide to exercise or whichever other rights or recourses the Attorney may wish to exercise in law, in addition to any rights provided by law, the following provisions shall apply:

      12.4.1 in order to protect or to realize the value of the Charged Property, the Attorney may, in its discretion, at the Grantor's expense:

              (a) use for its benefit all information obtained while exercising its rights;

              (b)     perform any of the Grantor's obligations;

              (c)     exercise any right attached to the Charged Property;

              (d) take physical possession of any and all of the Charged Property, and maintain such possession on the Grantor's premises or remove any or all of the Charged Property to such other places as the Attorney shall deem appropriate; and

              (e) use any information, records and computer programs of the Grantor relating to the Charged Property;

      12.4.2 the Attorney shall exercise its rights in good faith in order that, following the exercise thereof, the Secured Obligations may be reduced, in a reasonable manner, taking into account all circumstances;

      12.4.3 the Attorney may, directly or indirectly, purchase or acquire any of the Charged Property;

      12.4.4 the Attorney, when exercising its rights, may waive any right of the Grantor, with or without consideration therefor;

      12.4.5 the Attorney shall not be bound to take inventory, to take out insurance or to furnish any security;

      12.4.6 the Attorney shall not be bound to make the Charged Property productive, or to maintain such property in operating condition.

12.5 If the Attorney elects to exercise the hypothecary recourse of taking in payment the Charged Property and the Grantor requires, in accordance with the applicable provisions of the Civil Code of Quebec, instead that the Attorney sell the Charged Property on which such right is exercised itself or under judicial authority, the Grantor hereby acknowledges that the Attorney shall not be bound to abandon its recourse of taking in payment unless, prior to the expiry of the time period allotted for surrender, the Attorney (i) has been granted a security which it considers satisfactory, acting reasonably, guaranteeing that said Charged Property will be sold at a sufficiently high price to enable the principal of and interest on the Bonds and other moneys secured hereunder to be paid in full, (ii) has been reimbursed of all reasonable costs and expenses incurred, including all reasonable legal fees in connection with this Hypothec and the other Secured Obligations, and (iii) has been advanced the necessary sums for the sale of said Charged Property; the Grantor further acknowledges that the Attorney shall have the right to choose the type of sale it may carry out.

12.6 Upon notice by the Attorney declaring due and payable the principal of and interest on the Bonds and all other moneys secured hereby or owing by the Grantor hereunder, the Grantor shall surrender the Charged Property to the Attorney.

12.7 Where the Attorney itself sells the Charged Property, it shall not be required to obtain any prior assessment of the Charged Property by a third party.

12.8 The Attorney may choose to sell the Charged Property with legal warranty given by the Grantor or with complete or partial exclusion of such warranty; the sale may also be made for cash or with a term or under such conditions as determined by the Attorney; it can be cancelled in case of non-payment of the purchase price and such Charged Property may then be resold.

12.9 The moneys and other proceeds arising from any sale or realization of the whole or any part of the Charged Property, whether under any sale by the Attorney or by judicial process or otherwise, together with any other moneys or other proceeds then in the hands of the Attorney and available for such purpose, shall be applied in accordance with the provisions of the Credit Agreement.

12.10 In the case of any judicial or other proceedings to enforce the Hypothec, the Grantor covenants and agrees with the Attorney that judgment may be rendered against it in favour of the Bondholders or in favour of the Attorney, as fonde de pouvoir for the Bondholders, for any amount which may remain due in respect of the Bonds after the application payment thereof of the proceeds of the sale of the Charged Property or any part thereof.

12.11 No remedy herein conferred upon or reserved to the Attorney is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and in addition to every other remedy hereunder or pursuant to law.

13.   GENERAL PROVISIONS

13.1 Additional Security - The Hypothec is hereby created in addition to and not in substitution of or in replacement for any other security interest held or which may hereafter be held by the Attorney and does not affect the Attorney's rights of compensation and set-off.

13.2 Investments - The Attorney may, at its entire discretion, invest any monies or instruments received or held by it in pursuance of this Deed or deposit them in a non-interest bearing account, without having to comply with any legal provisions concerning the investment of property of others.

13.3 Delays - The Attorney may grant delays, take or abandon any security, make compromises, grant acquittances and releases and generally deal, at its entire discretion, with any matters related to the Charged Property, the whole without limiting the rights of the Attorney and without limiting the liability of the Grantor.

13.4 Continuing Security - The Hypothec shall be continuing security and shall remain in full force and effect despite the repayment from time to time of the whole or of any part of the Secured Obligations or as a result of receipt of any insurance indemnities arising from the loss or damage to any of the Charged Property or by reason of the collection of any Claims hypothecated hereunder; it shall remain in full force until the execution of a final release and discharge by the Attorney in accordance with the provisions of the Credit Agreement.

13.5 Cumulative Rights - The exercise by the Attorney of any of its rights shall not preclude it from exercising any other right under this Deed, under the Credit Agreement, under any other Security Agreement or at law; the rights of the Attorney shall be cumulative and not alternative. The non-exercise by the Attorney of one of its rights shall not constitute a waiver of any subsequent exercise of such right. The Attorney may exercise its rights under this Deed without any obligation to exercise any right against any other Person liable for payment of the Secured Obligations and without having to realize any other security which secures the Secured Obligations.

13.6 Irrevocable Mandate - The Grantor hereby appoints the Attorney its irrevocable attorney and mandatary, with effect only as of and from the occurrence of an Event of Default that is continuing and has not been waived, with full powers of substitution, for the purpose of performing any and all acts and executing any and all deeds, transfers, assignments, proxies or other documents which the Attorney may deem necessary or useful for the exercise of the rights of the Attorney or which the Grantor neglects or refuses to execute or to carry out.

13.7 Grantor to Execute Confirmatory Deeds - In case of any sale under the provisions of this Deed or at law, whether by the Attorney or under judicial proceedings, the Grantor agrees that it will execute and deliver to the purchaser, on demand, any instrument of the Grantor reasonably necessary to confirm to the purchaser the title of the property so sold and, in case of any such sale, the Attorney is hereby irrevocably authorized by the Grantor to execute on its behalf and in its name any such confirmatory instrument.

13.8 Performance - After the occurrence of an Event of Default that is continuing and has not been waived, in the event the Grantor fails to observe or perform any of its obligations or undertakings under this Deed, the Attorney may, but shall not be obligated to, perform the same and any reasonable fees, costs or expenses incurred in so doing shall forthwith be due and payable by the Grantor to the Attorney, with interest as provided in Section 10.4, and payment of the same shall be secured by the Hypothec created hereunder.

13.9 Delegation - The Attorney may, at its entire discretion, appoint any Person or Persons for the purpose of exercising any of its rights or actions or for the performance of any of its obligations under or resulting from this Deed or at law; in such case, the Attorney may provide such Person with any information relating to the Grantor or the Charged Property provided that, prior to providing any such information to any Person, such Person shall have provided the Grantor with a written undertaking to comply with the restriction contained in Section 12 of the Credit Agreement.

13.10 Successors - The rights hereby conferred upon the Attorney shall benefit all its successors, including any entity resulting from the merger of the Attorney with any other Person or Persons, without the execution or filing of any instruments or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

13.11 Not a Floating Hypothec or Trust - The Hypothec is not and shall not be construed as a floating hypothec within the meaning of articles 2715 et seq. of the Civil Code of Quebec nor shall this Deed be deemed as creating a trust within the meaning of article 1260 of the Civil Code of Quebec.

13.12 Severance - In the event that any provision of this Deed is declared null and void or is deemed not to have been written, the other provisions of this Deed shall be severable from such provision and shall continue to have full force and effect.

13.13 Formal Date - This Deed shall bear formal date as of the sixteenth (16th) day of May two thousand and five (2005), irrespective of its actual date of execution.

13.14 Credit Agreement to Govern - In case of any conflict between the terms of this Deed and the terms of the Credit Agreement, the provisions of the Credit Agreement shall govern to the extent necessary to remove the conflict. For greater certainty, notwithstanding anything to the contrary in this Deed, (i) any and all amounts paid or credited by or on behalf of the Grantor hereunder shall be paid or credited, as the case may be, strictly in accordance with the Credit Agreement, and (ii) the rights of the Attorney and the Bondholders under this Deed or any Bond may not be assigned or transferred except in compliance with the provisions of the Credit Agreement.

14.   CONCERNING THE ATTORNEY

14.1 By way of supplement to the provisions of law relating to fondes de pouvoir, it is expressly agreed that:

      14.1.1 the Attorney shall only be accountable for reasonable diligence in the management of its duties and rights hereunder, and shall not be liable for any action taken or omitted by it in connection herewith unless caused by its gross negligence or wilful misconduct;

      14.1.2 except as otherwise provided herein, the Attorney shall, with respect to all rights, powers and authorities vested in it, have absolute and uncontrolled discretion as to the exercise thereof, whether in relation to the manner or as to the mode and time for the exercise thereof, and in the absence of gross negligence, wilful misconduct or intentional fault, it shall not be in any way responsible for any loss, costs, damages or inconvenience that may result from the exercise or non-exercise thereof;

      14.1.3 the Attorney shall have the right in its discretion to proceed in its name as Attorney hereunder to the enforcement of the Hypothec by any remedy provided herein or by law, whether by legal proceedings or otherwise, but it shall not be bound to do or to take any act or action in virtue of the powers conferred on it by these presents unless and until it shall have been required to do so by way of a Bondholders' Instrument; the Attorney shall not be responsible or liable, otherwise than as a fonde de pouvoir, for any debts contracted by it, for damages to Persons or property or for salaries or non-fulfilment of contracts during any period for which the Attorney managed the Charged Property upon entry, as herein provided, nor shall the Attorney be liable to account for anything except actual revenues or be liable for any loss on realization or for any default or omission for which a mortgagee in possession might be liable, except for the Attorney's gross negligence, wilful misconduct or intentional fault; the obligation of the Attorney to commence or continue any act, action or proceeding under this Deed shall, at the option of the Attorney, be conditional upon the Bondholders furnishing, when required, sufficient funds to commence or continue such action or proceeding and indemnity reasonably satisfactory to the Attorney;

      14.1.4 in the event of the Grantor making an authorized assignment, or a custodian, trustee or liquidator being appointed in respect of the Grantor or its assets under the Bankruptcy and Insolvency Act (Canada) or any analogous act or proceeding, or any legislation which replaces or supplements the foregoing, the Attorney may, if directed to do so by a Bondholders' Instrument, file and prove a claim, value security and vote and act at all meetings of creditors and otherwise in bankruptcy, insolvency or similar proceedings, as agent on behalf of the Bondholders;

      14.1.5 subject to receiving sufficient funds or indemnity in accordance with Section 14.1.3, the Attorney shall be obliged to act and shall act and be fully protected in acting upon a Bondholders' Instrument in connection with any proceedings, act, power, right, matter or thing relating to or conferred by or to be done under this Deed; none of the provisions of this Deed shall require the Attorney to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights and powers unless indemnified as aforesaid;

      14.1.6 no Person dealing with the Attorney or its agent shall be concerned to enquire whether the Hypothec has become enforceable, or whether the powers which the Attorney is purporting to exercise have become exercisable, or whether any moneys remain due upon the security of this Deed or the Bonds, or as to the necessity or expediency of the stipulations and conditions subject to which any sale shall be made, or otherwise as to the propriety or regularity of any sale or of any other dealing by the Attorney with the Charged Property or any part thereof, or to see to the application of any moneys paid to the Attorney;

      14.1.7 all rights of action under this Deed may be enforced by the Attorney without the possession of the Bonds hereby secured or the production thereof;

      14.1.8 the Attorney may resign from the performance of all of its functions and duties under this Deed at any time by giving at least thirty (30) days' prior written notice to the Grantor and each Bondholder. Such resignation shall take effect upon the appointment of a successor Attorney pursuant hereto. If a successor Attorney shall not have been appointed within such thirty (30) day period by the Required Lenders, the Attorney shall then appoint a successor Attorney who shall serve as Attorney hereunder until such time, if any, as the Required Lenders appoint a successor Attorney as provided above. The Attorney may be removed at any time with or without cause by the Required Lenders, such removal to take effect upon the appointment of a successor Attorney by the Required Lenders. Any new or successor Attorney, without further act, shall be vested and have all rights, powers and authorities granted to the Attorney hereunder and be subject in all respects to the terms, conditions and provisions hereof to the same extent as if originally acting as Attorney hereunder. The resigning or removed Attorney and the successor Attorney shall execute such assignments, agreements and other instruments, effect such registrations and do such acts and things as they deem appropriate or the Required Lenders may require in order that the successor Attorney possess all the rights and powers and have all the duties of the resigning or removed Attorney hereunder. Notwithstanding the foregoing, no resignation of the Attorney or appointment of a successor Attorney shall be valid unless effected in accordance with the provisions of the Credit Agreement.

      14.1.9 the Grantor hereby covenants and agrees to pay to the Attorney its reasonable fee, if any, for its services as fonde de pouvoir hereunder in accordance with the tariffs and terms applied by the Attorney, the Grantor acknowledging that it has been informed of such tariffs and terms presently in effect, and shall, upon demand, reimburse all reasonable amounts which may have been paid by the Attorney for any expenses whatsoever reasonably incurred by the Attorney in execution of the rights hereby created or in the course of such execution.

15.   bondholders' instruments; Supplemental deeds

15.1 Amendments, Waivers; etc. - The Bondholders may, in a manner not inconsistent with the Credit Agreement, by Bondholders' Instrument, direct or authorize the Attorney to (a) modify any of the rights of the holders of the Bonds of all or any series against the Grantor or its undertaking and property, (b) exercise, or refrain from exercising, any power, right, remedy or authority given by this Deed or the Bonds, (c) waive any default on the part of the Grantor in complying with any provision of this Deed or the Bonds, either unconditionally or upon any conditions specified in such

      Bondholders' Instrument, (d) assent to any compromise or arrangement with any creditor or creditors of the Grantor, (e) assent to any modification of or change in or addition to the provisions of this Deed in a manner not inconsistent with the Credit Agreement, (f) grant any approval or consent herein provided to be given by the Bondholders or make any determination herein provided to be made by the Bondholders, (g) sanction any scheme of reorganization, consolidation, merger or amalgamation of the Grantor on such terms as may be provided in such Bondholders' Instrument, (h) amend, alter or repeal any previous Bondholders' Instrument, and (i) sign such other deeds, instruments or take such other action or refrain from taking any action as may be specified in such Bondholders' Instrument. For the benefit of the Attorney only, any Bondholders' Instrument shall state that the Bondholders' Instrument is not inconsistent with the Credit Agreement, and the Attorney may rely on the accuracy of such statement without any independent inquiry, and shall be fully protected in so doing. The Grantor shall not have any rights in respect of, or be entitled to rely on, such a statement in any Bondholders' Instrument, nor shall anything in this Section create rights in favour of the Grantor with respect to the authorization under the Bondholders' Instrument unless the Grantor has such rights under the Credit Agreement. Every Bondholders' Instrument shall be binding on all the Bondholders, whether signatories thereto or not, and each and every Bondholder and the Attorney shall be bound to give effect accordingly to every such Bondholders' Instrument.

15.2 Supplemental Deeds - From time to time the Attorney may, when authorized by this Deed or by Bondholders' Instrument, and the Grantor shall, when required by the Credit Agreement or this Deed, execute, acknowledge and deliver, by their proper officers, deeds or indentures supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

      15.2.1 hypothecating, pledging, charging or delivering to or in favour of the Attorney any Charged Property;

      15.2.2 making such provision not inconsistent with this Deed as may be necessary or desirable with respect to matters or questions arising hereunder, including the making of any modifications in the form of the Bonds which do not affect the substance thereof and which, in the opinion of the Attorney, it may be expedient to make, provided that the Attorney shall be of the opinion that such provisions and modifications will not be prejudicial to the interests of the Bondholders;

      15.2.3 evidencing the succession, or successive successions, of other corporations or entities to the Grantor and the covenants of and obligations assumed by any such successor in accordance with the provisions of this Deed; and

      15.2.4 for any other purpose not inconsistent with the terms of this Deed and the Credit Agreement.

The Attorney may also, without the consent or concurrence of the Bondholders, by Bondholders' Instrument, by supplemental deed or indenture or otherwise, concur with the Grantor in making any changes or corrections in this Deed which it shall have been advised by counsel are required for the purpose of curing or correcting any ambiguity or defective or inconsistent provisions or clerical omission or mistake or manifest error contained herein or in any deed or indenture supplemental or ancillary hereto, provided that in the opinion of the Attorney the rights of the Attorney and of the Bondholders are in no way prejudiced thereby.

16.   Notices

16.1  Notice to the Grantor

Any notice to the Grantor under the provisions hereof shall be valid and effective if delivered to an officer of the Grantor or if sent by telecopier or if given by registered letter postage prepaid addressed to the Grantor at its address indicated on the first page hereof, to the attention of Richard Marcus, (and if by telecopier to (781) 237-6880), and any notice so sent shall be deemed to be validly received (i) if delivered, when delivered, (ii) if sent by telecopier, on the date of transmission if transmitted before 3:00 p.m. (Montreal time) on a business day or, in any other case, on the next business day, and (iii) if given by registered mail, five (5) days after mailing same. The Grantor may from time to time notify the Attorney of a change in address or telecopier number which thereafter, until changed by like notice, shall be the address or telecopier number of the Grantor for all purposes of this Deed.

16.2  Notice to the Attorney

Any notice to the Attorney under the provisions hereof shall be valid and effective if delivered to an officer of the Attorney or if sent by telecopier or if given by registered letter postage prepaid addressed to the Attorney at its address indicated on the first page hereof, to the attention of Maria Sales de Andrade (and if by telecopier to (416) 349-4283) and any notice so delivered or sent by telecopier shall be deemed to be validly received (i) if delivered, when delivered, (ii) if sent by telecopier, on the date of transmission if transmitted before 3:00 p.m. (Montreal time) on a business day or, in any other case, on the next business day, and (iii) if given by registered mail, five (5) days after mailing same. The Attorney may from time to time notify the Grantor of a change in address or telecopier number which thereafter, until changed by like notice, shall be the address or telecopier number of the Attorney for all purposes of this Deed.

16.3  Notice to Bondholders

Unless herein otherwise expressly provided, any notice to be given hereunder to the Bondholders shall be valid and effective if such notice is sent by first class or air mail, postage prepaid, addressed to such Bondholders at their respective addresses appearing on any of the registers maintained pursuant hereto; and if, in the case of joint holders of any Bond, more than one address appears in the register in respect of such joint holding, such notice shall be addressed only to the first address so appearing.

16.4  Rules with Respect to Notices

      16.4.1 In determining under any provisions hereof the date when notice of any event must be given, the date of giving the notice shall be included and the date of the event shall be excluded. For the purposes of the foregoing provisions of Section 16.3, any notice so given by mail shall be deemed to be given on the day on which it is mailed, provided however that accidental error or omission in giving notice or accidental failure to mail notice to any Bondholder shall not invalidate any action or proceeding founded thereon.

      16.4.2 Notwithstanding the foregoing provisions hereof, in the event that postal service should be interrupted at the point of mailing, the point of delivery or any intermediate point at any time during the four (4) days commencing with the date of mailing of such notice, by strike or slow down of postal or airline employees, for the purposes of Sections 16.1 and 16.2, the notice shall be given by a means other than by mail and, for the purposes of Section 16.3, the date on which notice would otherwise be deemed to have been given shall be extended by the number of days during which postal service was interrupted by such strike or slow down. During the currency of any such postal service interruption, any notice given pursuant to Section 16.3 hereunder shall be effective if given in a manner determined by the Attorney to be appropriate and such notice shall be deemed to have been given on a date fixed by the Attorney.

17.   Form of bonds

The Bonds shall be in substantially the following form, subject to such alterations as may be approved by the Attorney, such approval to be conclusively evidenced by the certification by the Attorney of Bonds with such alterations incorporated therein:

                         AMERICAN BILTRITE (CANADA) LTD.

                       (Existing under the laws of Canada)

                                     CANADA
                               PROVINCE OF QUEBEC
                            25% MORTGAGE DEMAND BOND

No. _______ $______________

AMERICAN BILTRITE (CANADA) LTD., a corporation existing under the laws of Canada, for value received, promises to pay on demand to Bank of America, National Association, in its capacity as Canadian Agent under the Credit Agreement, as defined in the Deed (as hereinafter defined), on behalf of and for the benefit of the Canadian Lenders (as defined in the Credit Agreement), or to any registered assign, at the office of Bank of America, National Association, at 1250 Rene-Levesque Boulevard West, Suite 4335, Montreal, Quebec, H3B 4W8, upon presentation and surrender thereat of this Bond, the sum of __________________________ Dollars ($____________) and to pay on demand interest thereon in like money at the same place, at an annual rate of twenty-five percent (25%) per annum, calculated semi-annually, from the date hereof, both before and after demand, maturity and judgment, with interest on overdue interest at the same rate, calculated semi-annually.

This Bond is one of the 25% Mortgage Demand Bonds issued under the Deed of Hypothec and Issue of Mortgage Bonds bearing formal date as of May 20, 2005 (the "Deed") entered into between Bank of America, National Association, as fonde de pouvoir (the "Attorney"), and American Biltrite (Canada) Ltd., as grantor. Reference is made to the Deed and to the deed or deeds, if any, supplemental thereto for a statement of the property hypothecated and subjected to the security thereunder, the nature and extent of the security, the rights of the holder of this Bond under the same and the terms and conditions on which the Bonds may be issued, certified and transferred.

This Bond shall not become obligatory for any purpose until it shall have been certified by or on behalf of the Attorney for the time being under the Deed.

This Bond shall be governed by the laws of the Province of Quebec and the laws of Canada applicable therein.

The holder of this Bond acknowledges and confirms by its acceptance of such Bond that the Attorney is the person holding the power of attorney (the fonde de pouvoir) of the holders of all Bonds issued under the Deed for the purpose of and as provided in the Deed.

IN WITNESS WHEREOF, American Biltrite (Canada) Ltd. has caused this Bond to be signed by its undersigned representative and to be dated the _____ day of ________________, 200___ at the City of _____________, Province of Quebec.

                            AMERICAN BILTRITE (CANADA) LTD.


                            Per:
                                  -------------------------------------
                                  Name:
                                  Title:

                            FONDE DE POUVOIR'S CERTIFICATE

This Bond is one of the 25% Mortgage Demand Bonds within mentioned.

Date:  ____________________

                            BANK OF AMERICA, NATIONAL ASSOCIATION


                            Per:
                                  -------------------------------------
                                  Name:
                                  Title:

18.   GOVERNING LAW

This Deed shall be governed by and construed in accordance with the laws of the Province of Quebec and the laws of Canada applicable therein, except for Section
4.8 hereof, which shall be governed by and construed in accordance with the laws of the Province of Ontario.

19.   ENGLISH LANGUAGE

The parties hereby confirm their express wish that the present Deed and all documents, notices and agreements directly and indirectly related thereto be drawn up in English. Notwithstanding such express wish, the parties agree that any of such documents and agreements or any part thereof or of this Deed may be drawn up in French.

Les parties reconnaissent leur volonte expresse que le present acte ainsi que tous les documents, avis et conventions qui s'y rattachent directement ou indirectement soient rediges en langue anglaise. Nonobstant telle volonte expresse, les parties conviennent que n'importe quel desdits documents et conventions ou toute partie de ceux-ci ou de cet acte puissent etre rediges en francais.

WHEREOF ACTE:

DONE AND PASSED in the City of Montreal, Province of Quebec, on the date hereinabove set forth, under the number of the original of the minutes of the undersigned notary.

AND after the parties had declared to have taken cognizance of these presents and to have exempted the undersigned notary from reading them or causing them to be read, the duly authorized officers of the Grantor and the Attorney respectively have signed these presents, all in the presence of the undersigned notary who has also signed.

                            BANK OF AMERICA, NATIONAL ASSOCIATION


                            Per: /s/ Daniel Gendron
                                 ------------------
                                 Daniel Gendron
                                 Representative

                            AMERICAN BILTRITE (CANADA) LTD.


                            Per: /s/ Marc-Alexandre Poirier
                                 --------------------------
                                 Marc-Alexandre Poirier
                                 Representative


                            /s/ Charlotte Pinsonnault
                            -----------------------------------------------
                            Charlotte Pinsonnault, Notary